Supplemental Information

June 30, 2006

Supplemental Information

Table of Contents

June 30, 2006

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 24 to 27, unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward- looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Lawrence S. Kaplan

Sherry Kellett

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

F. William Vandiver, Jr.

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Vice President, Chief Financial Officer

S. Hugh Esleeck

Treasurer

Julie M. Kelly

Vice President, Compliance and Internal Audit

Carman J. Liuzzo

Vice President, Investments

Kevin E. Penn

Chief Information Officer and Vice President, Strategy

Mack D. Pridgen III

Vice President, General Counsel and Secretary

Tabitha N. Zane

Vice President, Investor Relations and Corporate Communications

Credit Suisse - North America

John Stewart - 212-538-3183

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Green Street Advisors

Jim Sullivan - 949-640-8780

Morgan Stanley Dean Witter

David Cohen - 212-761-8564

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

Stifel Nicolaus

John Guinee - 410-454-5520

Wachovia Securities

Chris Haley - 443-263-6773

i

Corporate Information

Divisional Officers	Corporate Headquarters

Atlanta/Piedmont Triad

Gene H. Anderson - Regional Manager

Atlanta, GA

Gene H. Anderson, Senior Vice President

Piedmont Triad, NC

Mark W. Shumaker, Vice President

Orlando/Tampa

Michael F. Beale - Regional Manager

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Dan Woodward, Vice President

Raleigh

Raleigh, NC

Thomas “Skip” Hill, Vice President

Richmond

Richmond, VA

Paul W. Kreckman, Vice President

Memphis/Nashville/Columbia/Greenville

W. Brian Reames - Regional Manager

Nashville, TN

W. Brian Reames, Senior Vice President

Columbia, SC and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven L. Guinn, Vice President

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE         Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone: 919-431-1529

Fax: 919-876-6929

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:

Phone: 919-431-1521

Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of June 30, 2006, the Company owned or had an interest in 418 in-service office, industrial and retail properties encompassing approximately 35.1 million square feet. Highwoods also owns 830 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.

Kansas City
Kansas City, MO Barrett Brady, Senior Vice President

ii

Capitalization

Dollars, shares, and units in thousands

	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05
Long-Term Debt (see pages 2 & 3):	$1,466,839	$1,450,253	$1,471,615	$1,441,081	$1,559,352
Eastshore Debt 1/	—	—	—	—	19,800

Total debt per the balance sheet	1,466,839	1,450,253	1,471,615	1,441,081	1,579,152

Finance Obligations:	$34,410	$33,833	$33,706	$34,746	$43,168

Preferred Stock (at redemption value):
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	42,500	92,500	142,500	142,500	172,500
Series D 8% Perpetual Preferred Stock	—	—	—	—	100,000

Total preferred stock	$147,445	$197,445	$247,445	$247,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	54,131	54,142	54,029	54,030	54,037
Minority interest partnership units	5,234	5,401	5,450	5,493	5,668

Total shares and units outstanding	59,365	59,543	59,479	59,523	59,705

Stock price at period end	$36.18	$33.73	$28.45	$29.51	$29.76
Market value of common equity	$2,147,826	$2,008,385	$1,692,178	$1,756,524	$1,776,821

Total market capitalization with debt and obligations	$3,796,520	$3,689,916	$3,444,944	$3,479,796	$3,756,786

1/	This debt is the 100% obligation of an entity that Highwoods has no ownership interest in but which had been consolidated according to GAAP. The value of this debt is not included in “total market capitalization with debt and obligations.” These properties are no longer consolidated as of 9/30/05.

See pages 24 to 27 for information regarding Highwoods’ Joint Ventures

Highwoods Properties, Inc.	Page 1

Long-Term Debt Summary

Dollars in thousands

	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$695,832	$699,951	$667,137	$676,855	$709,948
Variable rate debt 2/	13,007	12,302	53,978	46,226	84,404

Secured total	$708,839	$712,253	$721,115	$723,081	$794,352

Unsecured:
Fixed rate bonds and notes	$460,000	$460,000	$460,000	$460,000	$460,000
Variable rate debt	—	100,000	100,000	100,000	120,000
Credit facility	298,000	178,000	190,500	158,000	185,000

Unsecured total	$758,000	$738,000	$750,500	$718,000	$765,000

Total	$1,466,839	$1,450,253	$1,471,615	$1,441,081	$1,559,352

Average Interest Rates:

Secured:
Conventional fixed rate	6.9%	6.9%	7.0%	7.0%	7.1%
Variable rate debt	5.8%	5.4%	5.5%	5.0%	4.9%

Secured total	6.9%	6.9%	6.9%	6.9%	6.8%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.4%	7.4%
Variable rate debt	—	5.8%	5.4%	5.4%	4.7%
Credit facility	6.0%	5.8%	5.4%	4.9%	4.3%

Unsecured total	6.8%	6.8%	6.6%	6.5%	6.2%

Average	6.9%	6.8%	6.7%	6.7%	6.5%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 3/	Average Interest Rate
Year	Secured Debt 3/	Unsecured Debt
2006	$—	$110,000	$110,000	7.0%
2007	80,627	—	80,627	7.8%
2008	—	100,000	100,000	7.1%
2009 4/	153,030	348,000	501,030	6.7%
2010	133,765	—	133,765	7.8%
2011	—	—	—	—
2012	22,800	—	22,800	6.1%
2013	275,089	—	275,089	5.9%
2014	38,463	—	38,463	5.8%
2015	—	—	—	—
Thereafter	5,065	200,000	205,065	7.5%

Total maturities	$708,839	$758,000	$1,466,839	6.9%

Weighted average maturity = 4.3 years

1/	Includes a $22.8 million loan related to a consolidated 20% owned joint venture (Harborview) and $38.5 million in loans at June 30, 2006 related to a consolidated 50% joint venture (Markel)
2/	Includes a $9.7 million construction loan at June 30, 2006 related to a consolidated 50% owned joint venture (Vinings).
3/	All periods exclude annual principal amortization.
4/	The $348.0 million of unsecured debt maturities includes $298.0 million related to the credit facility which matures in 2009.

Highwoods Properties, Inc.	Page 2

Long-Term Debt Detail

Dollars in thousands

Secured Loans
Lender
	Rate	Maturity Date	Loan Balance 06/30/06	Undepreciated Book Value of Assets Secured
Monumental Life Ins. Co.	7.8%	Nov-09	$147,065	$198,172
Northwestern Mutual	6.0%	Mar-13	138,857	168,929
Northwestern Mutual	7.8%	Nov-10	133,765	282,365
Massachusetts Mutual Life Ins. Co. 1/	5.7%	Dec-13	124,374	185,704
Northwestern Mutual	8.2%	Feb-07	62,426	134,832
Metropolitan Life Ins. Co. 2/	6.1%	Oct-12	22,800	38,712
Principal Life Insurance Company 3/	5.8%	Jan-14	11,791	14,880
Principal Life Insurance Company 3/	5.8%	Jan-14	11,791	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.5%	Dec-13	10,936	15,638
Central Carolina Bank 4/ 5/	5.3%	Jan-08	9,660	11,262
Principal Life Insurance Company 3/	5.7%	Jan-14	9,300	14,564
Principal Life Insurance Company 3/	5.9%	Jan-14	5,581	7,514
PFL Life Ins. Co. 6/	8.1%	Jun-07	5,194	23,417
Ohio National	8.0%	Nov-17	5,065	11,206
Lutheran Brotherhood	6.8%	Apr-09	3,863	7,927
PFL Life Ins. Co. 6/ 7/	7.5%	Jun-07	3,347	—
Security Life of Denver	8.9%	Aug-09	2,101	9,362
American United Life	9.0%	Jun-13	923	3,322

	6.9%		$708,839	$1,146,587

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.4%		$460,000

Unsecured Loans
Credit facility 5/	6.0%	Jul-06	$298,000

Total Debt	6.9%		$1,466,839

1/	These two loans are secured by the same assets.
2/	Loan relates to a consolidated 20% owned joint venture (Harborview).
3/	Loans relate to a consolidated 50% owned joint venture (Markel).
4/	Loan relates to a consolidated 50% owned joint venture (Vinings).
5/	Floating rate loan based on one month libor.
6/	These two loans are secured by the same assets.
7/	Floating rate loan based on ninety day libor.

Highwoods Properties, Inc.	Page 3

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05
Office Industrial & Retail
In-Service:
Office 2/	19,704,000	19,691,000	21,412,000	21,432,000	23,849,000
Industrial	6,706,000	6,706,000	6,977,000	6,977,000	6,623,000
Retail 3/	1,408,000	1,408,000	1,416,000	1,417,000	1,417,000

Total	27,818,000	27,805,000	29,805,000	29,826,000	31,889,000

Development Completed - Not Stabilized:
Office 2/	153,000	—	—	—	—
Industrial	—	—	—	—	353,000
Retail	—	9,600	9,600	9,600	9,600

Total	153,000	9,600	9,600	9,600	362,600

Development - In Process:
Office 2/	1,268,000	1,026,000	533,000	780,000	710,000
Industrial	418,000	418,000	—	—	—
Retail	23,000	23,000	—	—	—

Total	1,709,000	1,467,000	533,000	780,000	710,000

Total:
Office 2/	21,125,000	20,717,000	21,945,000	22,212,000	24,559,000
Industrial	7,124,000	7,124,000	6,977,000	6,977,000	6,976,000
Retail 3/	1,431,000	1,440,600	1,425,600	1,426,600	1,426,600

Total	29,680,000	29,281,600	30,347,600	30,615,600	32,961,600

Same Property
Office 2/	19,328,000	19,328,000	19,328,000	19,328,000	19,328,000
Industrial	6,352,000	6,352,000	6,352,000	6,352,000	6,352,000
Retail	1,408,000	1,408,000	1,408,000	1,408,000	1,408,000

Total	27,088,000	27,088,000	27,088,000	27,088,000	27,088,000

Percent Leased/Pre-Leased:
In-Service:
Office	87.1%	87.1%	87.5%	85.0%	83.5%
Industrial	89.5%	88.0%	92.4%	86.2%	83.8%
Retail	95.3%	95.7%	97.5%	96.4%	96.0%

Total	88.1%	87.7%	89.1%	85.8%	84.1%

Development Completed - Not Stabilized:
Office	17.0%	—	—	—	—
Industrial	—	—	—	—	100.0%
Retail	—	88.0%	87.0%	87.0%	87.0%

Total	17.0%	88.0%	87.0%	87.0%	99.7%

Development - In Process:
Office	53.7%	57.1%	37.2%	57.1%	60.8%
Industrial	44.0%	43.8%	—	—	—
Retail	100.0%	100.0%	—	—	—

Total	51.9%	54.0%	37.2%	57.1%	60.8%

Same Property
Office	86.9%	86.8%	88.3%	86.6%	86.1%
Industrial	89.0%	87.3%	92.8%	86.9%	84.4%
Retail	95.3%	95.7%	98.1%	97.0%	96.6%

Total	87.8%	87.4%	89.8%	87.2%	86.3%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Highwoods Properties, Inc.	Page 4

Portfolio Summary

(Continued)

As of June 30, 2006

Summary by Location, Wholly-Owned Properties Only 1/:
Market	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/
				Office	Industrial	Retail	Total
Raleigh /3	4,101,000		83.0%	14.7%	0.2%	—	14.9%
Atlanta	5,584,000		91.8%	10.6%	4.0%	—	14.6%
Kansas City	2,306,000	4/	89.9%	4.5%	—	9.9%	14.4%
Nashville	2,874,000		90.8%	13.3%	—	—	13.3%
Tampa	2,524,000		93.6%	12.6%	—	—	12.6%
Piedmont Triad /5	5,598,000		88.6%	7.5%	3.8%	—	11.3%
Richmond	1,954,000		88.0%	8.0%	—	—	8.0%
Memphis	1,197,000		89.7%	5.4%	—	—	5.4%
Greenville	1,110,000		68.8%	3.2%	0.1%	—	3.3%
Orlando	218,000		100.0%	1.2%	—	—	1.2%
Columbia	252,000		49.8%	0.5%	—	—	0.5%
Other	100,000		76.2%	0.5%	—	—	0.5%

Total	27,818,000		88.1%	82.0%	8.1%	9.9%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/ 6/
				Office	Industrial	Retail	Multi-Family	Total
Atlanta	6,419,000		92.3%	10.9%	3.5%	—	—	14.4%
Kansas City	3,030,000	4/	87.9%	5.0%	—	8.7%	—	13.7%
Raleigh	4,556,000		84.7%	13.4%	0.1%	—	—	13.5%
Nashville	2,874,000		90.8%	11.7%	—	—	—	11.7%
Tampa	2,729,000		94.1%	11.3%	—	—	—	11.3%
Piedmont Triad	5,962,000		89.3%	7.0%	3.3%	—	—	10.3%
Richmond	2,367,000		90.1%	7.7%	—	—	—	7.7%
Memphis	1,197,000		89.7%	4.8%	—	—	—	4.8%
Orlando	1,903,000		94.0%	4.3%	—	—	—	4.3%
Des Moines	2,315,000		92.5%	3.3%	0.5%	0.1%	0.4%	4.3%
Greenville	1,110,000		68.8%	2.9%	0.1%	—	—	3.0%
Other	210,000		88.6%	0.5%	—	—	—	0.5%
Columbia	252,000		49.8%	0.4%	—	—	—	0.4%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	35,072,000		89.3%	83.3%	7.5%	8.8%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Annualized Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 25

Highwoods Properties, Inc.	Page 5

Portfolio Summary - Wholly-Owned Properties Only 1/

(Continued)

As of June 30, 2006

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	4,000,000	83.5%	18.0%	101,000	63.0%	1.9%
Nashville	2,874,000	90.8%	16.1%	—	—	—
Tampa	2,524,000	93.6%	15.3%	—	—	—
Atlanta	2,529,000	86.9%	13.0%	3,055,000	95.9%	50.0%
Richmond	1,954,000	88.0%	9.8%	—	—	—
Piedmont Triad	2,155,000	92.0%	9.1%	3,443,000	86.6%	47.1%
Memphis	1,197,000	89.7%	6.6%	—	—	—
Kansas City	894,000	81.4%	5.4%	4,000	100.0%	0.1%
Greenville	1,007,000	73.2%	4.0%	103,000	25.4%	0.9%
Orlando	218,000	100.0%	1.5%	—	—	—
Columbia	252,000	49.8%	0.6%	—	—	—
Other	100,000	76.2%	0.6%	—	—	—

	19,704,000	87.1%	100.0%	6,706,000	89.5%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/
Kansas City 3/	1,408,000	95.3%	100.0%

	1,408,000	95.3%	100.0%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Annualized Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Highwoods Properties, Inc.	Page 6

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05
Atlanta	Rentable Square Feet	5,584,000	5,584,000	6,806,000	6,818,000	6,465,000
	Occupancy	91.8%	91.1%	87.4%	83.3%	81.9%
	Current Properties 2/	91.1%	90.3%	90.1%	88.0%	86.7%

Charlotte	Rentable Square Feet	—	—	—	—	1,492,000
	Occupancy	—	—	—	—	66.9%
	Current Properties 2/	—	—	—	—	—

Columbia	Rentable Square Feet	252,000	252,000	426,000	426,000	426,000
	Occupancy	49.8%	41.4%	58.9%	62.0%	61.6%
	Current Properties 2/	49.8%	41.4%	38.2%	42.0%	40.8%

Greenville	Rentable Square Feet	1,110,000	1,106,000	1,105,000	1,105,000	1,105,000
	Occupancy	68.8%	73.4%	73.0%	71.2%	75.5%
	Current Properties 2/	68.8%	73.1%	72.7%	70.9%	75.2%

Kansas City 3/	Rentable Square Feet	2,306,000	2,306,000	2,314,000	2,315,000	2,315,000
	Occupancy	89.9%	90.4%	92.2%	91.7%	91.4%
	Current Properties 2/	89.9%	90.4%	92.5%	92.1%	91.7%

Memphis	Rentable Square Feet	1,197,000	1,197,000	1,197,000	1,216,000	1,216,000
	Occupancy	89.7%	90.0%	88.8%	83.8%	82.3%
	Current Properties 2/	89.7%	89.9%	88.8%	83.8%	82.3%

Nashville	Rentable Square Feet	2,874,000	2,874,000	2,874,000	2,874,000	2,873,000
	Occupancy	90.8%	90.6%	94.0%	95.6%	95.1%
	Current Properties 2/	90.8%	90.6%	94.0%	95.6%	95.0%

Orlando	Rentable Square Feet	218,000	218,000	218,000	218,000	218,000
	Occupancy	100.0%	99.5%	100.0%	100.0%	96.8%
	Current Properties 2/	100.0%	99.5%	100.0%	100.0%	96.9%

Piedmont Triad	Rentable Square Feet	5,598,000	5,589,000	5,589,000	5,589,000	5,593,000
	Occupancy	88.6%	86.7%	93.1%	89.1%	88.3%
	Current Properties 2/	88.6%	86.7%	93.1%	89.1%	88.4%

Raleigh	Rentable Square Feet	4,101,000	4,102,000	4,232,000	4,358,000	4,432,000
	Occupancy	83.0%	82.7%	87.5%	85.5%	83.8%
	Current Properties 2/	83.0%	82.7%	87.7%	86.6%	85.1%

Richmond	Rentable Square Feet	1,954,000	1,954,000	1,955,000	1,955,000	1,841,000
	Occupancy	88.0%	91.3%	94.4%	93.1%	93.2%
	Current Properties 2/	87.2%	90.7%	94.1%	92.7%	93.2%

Tampa	Rentable Square Feet	2,524,000	2,523,000	2,989,000	2,851,000	3,813,000
	Occupancy	93.6%	91.9%	87.6%	76.7%	77.2%
	Current Properties 2/	93.3%	91.4%	88.9%	77.5%	73.7%

Total 4/	Rentable Square Feet	27,718,000	27,705,000	29,705,000	29,725,000	31,789,000
	Occupancy	88.1%	87.7%	89.1%	85.8%	84.1%

	Current Properties 2/	87.8%	87.4%	89.9%	87.3%	86.3%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Only includes properties that were owned and in-service for all periods shown
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
4/	Excludes a 100,000 square foot building located in South Florida

Highwoods Properties, Inc.	Page 7

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	6/30/06 2/	3/31/06 3/	12/31/05 4/	9/30/05 5/	6/30/05 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	141	188	171	180	223	181
Rentable square footage leased	950,460	944,222	1,169,148	1,069,468	1,155,513	1,057,762
Square footage of Renewal Deals	486,998	528,275	890,582	826,512	785,827	703,639
Renewed square footage (% of total)	51.2%	55.9%	76.2%	77.3%	68.0%	66.5%
New Leases square footage (% of total)	48.8%	44.1%	23.8%	22.7%	32.0%	33.5%

Weighted average per rentable square foot over the lease term:
Base rent	$17.29	$18.06	$17.37	$17.71	$17.31	$17.55
Tenant improvements	(1.71)	(1.52)	(1.67)	(1.10)	(1.45)	(1.49)
Leasing commissions 7/	(0.48)	(0.62)	(0.66)	(0.57)	(0.60)	(0.59)
Rent concessions	(0.22)	(0.31)	(0.27)	(0.27)	(0.31)	(0.28)

Effective rent	14.88	15.61	14.77	15.77	14.95	15.19
Expense stop	(5.53)	(5.57)	(4.79)	(4.85)	(5.33)	(5.21)

Equivalent effective net rent	$9.35	$10.04	$9.98	$10.92	$9.62	$9.98

Weighted average term in years	4.5	4.3	5.0	3.8	4.1	4.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$8,416,490	$7,270,758	$10,506,779	$5,996,413	$8,869,553	$8,211,999
Rentable square feet	950,460	944,222	1,169,148	1,069,468	1,155,513	1,057,762

Per rentable square foot	$8.86	$7.70	$8.99	$5.61	$7.68	$7.76

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,198,017	$2,363,857	$3,551,312	$2,398,139	$2,629,936	$2,628,252
Rentable square feet	950,460	944,222	1,169,148	1,069,468	1,155,513	1,057,762

Per rentable square foot	$2.31	$2.50	$3.04	$2.24	$2.28	$2.48

Total:
Total dollars committed under signed leases	$10,614,507	$9,634,615	$14,058,091	$8,394,552	$11,499,489	$10,840,251
Rentable square feet	950,460	944,222	1,169,148	1,069,468	1,155,513	1,057,762

Per rentable square foot	$11.17	$10.20	$12.02	$7.85	$9.95	$10.25

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Includes 74K square feet of leases that start in 2008 or later
3/	Includes 82K square feet of leases that start in 2008 or later
4/	Includes 171K square feet of leases that start in 2008 or later
5/	Includes 115K square feet of leases that start in 2008 or later
6/	Includes 68K square feet of leases that start in 2008 or later
7/	Excludes a full allocation of internal leasing costs

Highwoods Properties, Inc.	Page 8

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	6/30/06 1/	3/31/06 2/	12/31/05 3/	9/30/05 4/	6/30/05 5/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	36	22	29	32	30	30
Rentable square footage leased	974,807	300,496	532,917	498,819	359,342	533,276
Square footage of Renewal Deals	543,537	165,621	274,174	349,405	224,203	311,388
Renewed square footage (% of total)	55.8%	55.1%	51.4%	70.0%	62.4%	58.4%
New Leases square footage (% of total)	44.2%	44.9%	48.6%	30.0%	37.6%	41.6%

Weighted average per rentable square foot over the lease term:
Base rent	$3.44	$4.46	$4.14	$4.19	$5.16	$4.28
Tenant improvements	(0.17)	(0.79)	(0.32)	(0.45)	(0.51)	(0.45)
Leasing commissions 6/	(0.07)	(0.15)	(0.14)	(0.06)	(0.12)	(0.11)
Rent concessions	(0.01)	(0.13)	(0.09)	(0.02)	(0.16)	(0.08)

Effective rent	3.19	3.39	3.59	3.66	4.37	3.64
Expense stop	(0.10)	(0.17)	(0.15)	(0.38)	(0.31)	(0.22)

Equivalent effective net rent	$3.09	$3.22	$3.44	$3.28	$4.06	$3.42

Weighted average term in years	2.9	3.5	3.9	4.1	3.7	3.6

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$895,575	$1,032,151	$796,212	$1,256,241	$917,527	$979,541
Rentable square feet	974,807	300,496	532,917	498,819	359,342	533,276

Per rentable square foot	$0.92	$3.43	$1.49	$2.52	$2.55	$1.84

Leasing Commissions:
Total dollars committed under signed leases 6/	$144,376	$191,615	$355,767	$185,669	$172,719	$210,029
Rentable square feet	974,807	300,496	532,917	498,819	359,342	533,276

Per rentable square foot	$0.15	$0.64	$0.67	$0.37	$0.48	$0.39

Total:
Total dollars committed under signed leases	$1,039,951	$1,223,766	$1,151,979	$1,441,910	$1,090,246	$1,189,570
Rentable square feet	974,807	300,496	532,917	498,819	359,342	533,276

Per rentable square foot	$1.07	$4.07	$2.16	$2.89	$3.03	$2.23

1/	Includes 14K square feet of leases that start in 2008 or later
2/	Includes 10K square feet of leases that start in 2008 or later
3/	Includes 12K square feet of leases that start in 2008 or later
4/	Includes 113K square feet of leases that start in 2008 or later
5/	Includes 4K square feet of leases that start in 2008 or later
6/	Excludes a full allocation of internal leasing costs

Highwoods Properties, Inc.	Page 9

Leasing Statistics

Retail Portfolio

	Three Months Ended
	06/30/06	3/31/06	12/31/05	9/30/05	6/30/05 1/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	5	12	9	7	10	9
Rentable square footage leased	13,573	49,479	19,320	10,721	39,723	26,563
Square footage of Renewal Deals	3,919	36,129	2,729	6,502	36,118	17,079
Renewed square footage (% of total)	28.9%	73.0%	14.1%	60.6%	90.9%	64.3%
New Leases square footage (% of total)	71.1%	27.0%	85.9%	39.4%	9.1%	35.7%

Weighted average per rentable square foot over the lease term:
Base rent	$30.32	$19.22	$23.03	$17.61	$21.49	$22.33
Tenant improvements	(4.28)	(0.41)	(1.33)	(1.21)	(1.64)	(1.77)
Leasing commissions 2/	(1.04)	(0.28)	(0.60)	(1.11)	(0.40)	(0.69)
Rent concessions	0.00	(0.06)	(0.35)	(0.08)	0.00	(0.10)

Effective rent	25.00	18.47	20.75	15.21	19.45	19.77
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$25.00	$18.47	$20.75	$15.21	$19.45	$19.77

Weighted average term in years	10.8	11.1	6.1	4.3	8.7	8.2

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$838,555	$186,372	$251,252	$62,187	$695,152	$406,704
Rentable square feet	13,573	49,479	19,320	10,721	39,723	26,563

Per rentable square foot	$61.78	$3.77	$13.00	$5.80	$17.50	$15.31

Leasing Commissions:
Total dollars committed under signed leases 2/	$63,681	$42,804	$13,721	$12,026	$43,041	$35,055
Rentable square feet	13,573	49,479	19,320	10,721	39,723	26,563

Per rentable square foot	$4.69	$0.87	$0.71	$1.12	$1.08	$1.32

Total:
Total dollars committed under signed leases	$902,236	$229,176	$264,973	$74,213	$738,193	$441,758
Rentable square feet	13,573	49,479	19,320	10,721	39,723	26,563

Per rentable square foot	$66.47	$4.63	$13.71	$6.92	$18.58	$16.63

1/	Includes 16K square feet of leases that start in 2008 or later
2/	Excludes a full allocation of internal leasing costs

Highwoods Properties, Inc.	Page 10

Leasing Statistics by Market

For the Three Months ended June 30, 2006

Office Portfolio 1/
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Piedmont Triad	204,563	4.5	$11.64	$1.71	$1.62
Atlanta	160,038	3.5	18.16	6.82	1.45
Greenville	135,473	5.2	17.19	23.57	5.32
Raleigh	105,750	5.3	16.66	8.69	1.69
Nashville	99,807	4.0	19.66	5.46	2.37
Memphis	78,818	4.2	21.06	13.98	0.76
Richmond	73,798	5.6	19.80	7.98	2.86
Tampa	72,901	4.1	18.63	6.94	1.61
Kansas City	17,732	3.5	20.75	6.12	3.29
Other	1,580	5.0	22.63	8.47	7.92

	950,460	4.5	$17.07	$8.86	$2.31

Industrial Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Piedmont Triad	872,662	2.9	$3.11	$0.85	$0.06
Atlanta	81,103	2.8	5.77	1.14	0.78
Raleigh	16,248	2.9	7.70	1.90	1.29
Greenville	4,794	3.3	7.62	6.00	0.99

	974,807	2.9	$3.43	$0.92	$0.15

Retail Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	13,573	10.8	$30.32	$61.78	$4.69

	13,573	10.8	$30.32	$61.78	$4.69

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Lease commisions per square foot excludes capitalized internal leasing costs.

Highwoods Properties, Inc.	Page 11

Rental Rate Comparisons by Market

For the Three Months ended June 30, 2006

Office Portfolio 1/
Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	204,563	$11.64	$11.76	-1.0%
Atlanta	160,038	18.16	18.08	0.4%
Greenville	135,473	17.19	16.82	2.2%
Raleigh	105,750	16.66	16.89	-1.3%
Nashville	99,807	19.66	19.07	3.1%
Memphis	78,818	21.06	19.74	6.7%
Richmond	73,798	19.80	19.02	4.1%
Tampa	72,901	18.63	18.18	2.5%
Kansas City	17,732	20.75	19.96	3.9%
Other	1,580	22.63	21.25	6.5%

GAAP Rent Growth	950,460	$17.07	$16.77	1.8%

Cash Rent Growth	950,460	$16.83	$17.82	-5.5%

Industrial Portfolio
Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	872,662	$3.11	$3.32	-6.3%
Atlanta	81,103	5.77	5.44	6.0%
Raleigh	16,248	7.70	8.59	-10.3%
Greenville	4,794	7.62	10.12	-24.7%

GAAP Rent Growth	974,807	$3.43	$3.61	-5.1%

Cash Rent Growth	974,807	$3.35	$3.66	-8.5%

Retail Portfolio
Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Kansas City	13,573	$30.32	$22.01	37.8%

GAAP Rent Growth	13,573	$30.32	$22.01	37.8%

Cash Rent Growth	13,573	$28.55	$21.47	32.9%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP

Highwoods Properties, Inc.	Page 12

Lease Expirations

June 30, 2006

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office: 2/
2006 /3	1,085,764	6.3%	$17,428	$16.05	5.6%
2007	1,783,334	10.4%	32,362	18.15	10.4%
2008	2,535,661	14.8%	44,837	17.68	14.4%
2009	2,595,675	15.1%	48,507	18.69	15.5%
2010	2,275,909	13.3%	45,538	20.01	14.6%
2011	2,315,561	13.5%	42,455	18.33	13.6%
2012	1,256,999	7.3%	24,759	19.70	7.9%
2013	631,911	3.7%	10,836	17.15	3.5%
2014	433,175	2.5%	9,213	21.27	3.0%
2015	635,493	3.7%	12,694	19.98	4.1%
2016 and thereafter	1,621,660	9.4%	23,228	14.32	7.4%

	17,171,142	100.0%	$311,857	$18.16	100.0%

Industrial:
2006 /4	598,027	10.0%	$2,574	$4.30	8.4%
2007	1,070,433	17.8%	6,136	5.73	20.0%
2008	1,274,570	21.3%	5,891	4.62	19.2%
2009	744,945	12.4%	4,453	5.98	14.5%
2010	518,113	8.6%	2,672	5.16	8.7%
2011	497,642	8.3%	2,175	4.37	7.1%
2012	230,189	3.8%	1,193	5.18	3.9%
2013	210,689	3.5%	1,098	5.21	3.6%
2014	210,439	3.5%	1,126	5.35	3.7%
2015	137,882	2.3%	695	5.04	2.3%
2016 and thereafter	511,330	8.5%	2,636	5.16	8.6%

	6,004,259	100.0%	$30,649	$5.10	100.0%

1/	Annualized Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
3/	Includes 169,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
4/	Includes 84,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue

Note:	2006 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 13

Lease Expirations

June 30, 2006

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2006 2/	46,697	3.5%	$1,252	$26.81	3.3%
2007	75,664	5.6%	2,271	30.01	6.0%
2008	130,910	9.8%	3,744	28.60	9.9%
2009	180,311	13.4%	4,664	25.87	12.4%
2010	99,390	7.4%	3,416	34.37	9.1%
2011	61,112	4.6%	1,714	28.05	4.5%
2012	143,771	10.7%	4,252	29.57	11.3%
2013	107,006	8.0%	2,613	24.42	6.9%
2014	79,410	5.9%	1,465	18.45	3.9%
2015	132,384	9.9%	4,258	32.16	11.3%
2016 and thereafter	285,608	21.2%	8,032	28.12	21.4%

	1,342,263	100.0%	$37,681	$28.07	100.0%

Total:
2006 3/4/	1,730,488	7.1%	$21,254	$12.28	5.6%
2007	2,929,431	11.9%	40,769	13.92	10.7%
2008	3,941,141	16.0%	54,472	13.82	14.3%
2009	3,520,931	14.4%	57,624	16.37	15.3%
2010	2,893,412	11.8%	51,626	17.84	13.6%
2011	2,874,315	11.7%	46,344	16.12	12.2%
2012	1,630,959	6.7%	30,204	18.52	7.9%
2013	949,606	3.9%	14,547	15.32	3.8%
2014	723,024	2.9%	11,804	16.33	3.1%
2015	905,759	3.7%	17,647	19.48	4.6%
2016 and thereafter	2,418,598	9.9%	33,896	14.01	8.9%

	24,517,664	100.0%	$380,187	$15.51	100.0%

1/	Annualized Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
2/	Includes 14,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
3/	Includes 267,000 square feet of leases that are on a month to month basis or 0.9% of total annualized revenue
4/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP

Note: 2006 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 14

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

			Three Months Ended
			9/30/06 2/	12/31/06	03/31/07	06/30/07	Total
Atlanta	RSF		102,122	19,441	44,917	5,954	172,434
	% of Total Office RSF		0.6%	0.1%	0.3%	0.0%	1.0%
	Annualized Revenue	3/	$1,389	$372	$739	$113	$2,613
	% of Total Office Annl Rev		0.4%	0.1%	0.2%	0.0%	0.8%

Columbia	RSF		831	2,831	0	0	3,662
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	3/	$13	$42	$—	$—	$55
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Greenville	RSF		72,468	28,545	1,708	4,849	107,570
	% of Total Office RSF		0.4%	0.2%	0.0%	0.0%	0.6%
	Annualized Revenue	3/	$1,425	$535	$32	$87	$2,079
	% of Total Office Annl Rev		0.5%	0.2%	0.0%	0.0%	0.7%

Kansas City	RSF		36,411	40,701	30,080	38,839	146,031
	% of Total Office RSF		0.2%	0.2%	0.2%	0.2%	0.9%
	Annualized Revenue	3/	$793	$869	$629	$854	$3,145
	% of Total Office Annl Rev		0.3%	0.3%	0.2%	0.3%	1.0%

Memphis	RSF		20,879	15,266	61,224	26,430	123,799
	% of Total Office RSF		0.1%	0.1%	0.4%	0.2%	0.7%
	Annualized Revenue	3/	$352	$338	$1,130	$517	$2,337
	% of Total Office Annl Rev		0.1%	0.1%	0.4%	0.2%	0.7%

Nashville	RSF		57,505	160,188	33,720	138,173	389,586
	% of Total Office RSF		0.3%	0.9%	0.2%	0.8%	2.3%
	Annualized Revenue	3/	$1,205	$3,314	$694	$2,387	$7,600
	% of Total Office Annl Rev		0.4%	1.1%	0.2%	0.8%	2.4%

Orlando	RSF		0	6,465	2,389	11,607	20,461
	% of Total Office RSF		0.0%	0.0%	0.0%	0.1%	0.1%
	Annualized Revenue	3/	$—	$183	$62	$203	$448
	% of Total Office Annl Rev		0.0%	0.1%	0.0%	0.1%	0.1%

Piedmont Triad	RSF		227,218	30,152	224,302	42,901	524,573
	% of Total Office RSF		1.3%	0.2%	1.3%	0.2%	3.1%
	Annualized Revenue	3/	$2,312	$473	$2,892	$720	$6,397
	% of Total Office Annl Rev		0.7%	0.2%	0.9%	0.2%	2.1%

Raleigh	RSF		162,955	13,018	141,286	50,501	367,760
	% of Total Office RSF		0.9%	0.1%	0.8%	0.3%	2.1%
	Annualized Revenue	3/	$2,052	$112	$2,831	$910	$5,905
	% of Total Office Annl Rev		0.7%	0.0%	0.9%	0.3%	1.9%

Richmond	RSF		33,817	36,938	43,924	52,748	167,427
	% of Total Office RSF		0.2%	0.2%	0.3%	0.3%	1.0%
	Annualized Revenue	3/	$684	$586	$892	$891	$3,053
	% of Total Office Annl Rev		0.2%	0.2%	0.3%	0.3%	1.0%

Tampa	RSF		3,321	13,597	23,922	20,489	61,329
	% of Total Office RSF		0.0%	0.1%	0.1%	0.1%	0.4%
	Annualized Revenue	3/	$89	$286	$528	$472	$1,375
	% of Total Office Annl Rev		0.0%	0.1%	0.2%	0.2%	0.4%

Other	RSF		1,095	0	0	12,707	13,802
	% of Total Office RSF		0.0%	0.0%	0.0%	0.1%	0.1%
	Annualized Revenue	3/	$5	$—	$—	$334	$339
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.1%	0.1%

Total	RSF		718,622	367,142	607,472	405,198	2,098,434
	% of Total Office RSF		4.1%	2.1%	3.5%	2.4%	12.2%
	Annualized Revenue	3/	$10,319	$7,110	$10,429	$7,488	$35,346
	% of Total Office Annl Rev		3.3%	2.3%	3.3%	2.4%	11.3%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Includes 169,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
3/	Annualized Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 15

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			9/30/06 1/	12/31/06	03/31/07	06/30/07	Total
Atlanta	RSF		112,496	69,763	275,828	36,576	494,663
	% of Total Industrial RSF		1.9%	1.2%	4.6%	0.6%	8.2%
	Annualized Revenue	2/	$395	$489	$1,542	$210	$2,636
	% of Total Industrial Annl Rev		1.3%	1.6%	5.0%	0.7%	8.7%

Greenville	RSF		0	0	0	16,081	16,081
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.3%	0.3%
	Annualized Revenue	2/	$—	$—	$—	$212	$212
	% of Total Industrial Annl Rev		0.0%	0.0%	0.0%	0.7%	0.7%

Kansas City	RSF		2,018	0	0	0	2,018
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$17	$—	$—	$—	$17
	% of Total Industrial Annl Rev		0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF		168,386	240,252	188,048	214,706	811,392
	% of Total Industrial RSF		2.8%	4.0%	3.1%	3.6%	13.5%
	Annualized Revenue	2/	$754	$866	$1,016	$951	$3,587
	% of Total Industrial Annl Rev		2.5%	2.8%	3.3%	3.1%	11.7%

Raleigh	RSF		5,112	0	3,550	0	8,662
	% of Total Industrial RSF		0.1%	0.0%	0.1%	0.0%	0.1%
	Annualized Revenue	2/	$53	$—	$36	$—	$89
	% of Total Industrial Annl Rev		0.2%	0.0%	0.1%	0.0%	0.3%

Total	RSF		288,012	310,015	467,426	267,363	1,332,816
	% of Total Industrial RSF		4.8%	5.2%	7.8%	4.5%	22.2%
	Annualized Revenue	2/	$1,219	$1,355	$2,594	$1,373	$6,541
	% of Total Industrial Annl Rev		4.0%	4.4%	8.5%	4.5%	21.4%

1/	Includes 84,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
2/	Annualized Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 16

Office Lease Expirations by Market by Year 1/

Dollars in thousands

			2006 2/	2007	2008	2009	Thereafter
Atlanta	RSF		121,563	227,987	446,367	336,826	1,065,164
	% of Total Office RSF		0.7%	1.3%	2.6%	2.0%	6.2%
	Annualized Revenue	3/	$1,761	$4,020	$7,184	$5,706	$21,731
	% of Total Office Annl Rev		0.6%	1.3%	2.3%	1.8%	7.0%

Columbia	RSF		3,662	3,258	69,987	8,409	40,054
	% of Total Office RSF		0.0%	0.0%	0.4%	0.0%	0.2%
	Annualized Revenue	3/	$54	$56	$1,047	$128	$549
	% of Total Office Annl Rev		0.0%	0.0%	0.3%	0.0%	0.2%

Greenville	RSF		101,013	11,758	99,410	49,133	475,962
	% of Total Office RSF		0.6%	0.1%	0.6%	0.3%	2.8%
	Annualized Revenue	3/	$1,960	$227	$1,831	$721	$7,613
	% of Total Office Annl Rev		0.6%	0.1%	0.6%	0.2%	2.4%

Kansas City	RSF		77,112	98,091	76,660	96,387	378,771
	% of Total Office RSF		0.4%	0.6%	0.4%	0.6%	2.2%
	Annualized Revenue	3/	$1,661	$2,061	$1,586	$1,974	$9,640
	% of Total Office Annl Rev		0.5%	0.7%	0.5%	0.6%	3.1%

Memphis	RSF		36,145	118,522	157,018	217,729	545,061
	% of Total Office RSF		0.2%	0.7%	0.9%	1.3%	3.2%
	Annualized Revenue	3/	$690	$2,213	$2,940	$4,002	$10,731
	% of Total Office Annl Rev		0.2%	0.7%	0.9%	1.3%	3.4%

Nashville	RSF		217,693	265,025	205,615	650,797	1,270,955
	% of Total Office RSF		1.3%	1.5%	1.2%	3.8%	7.4%
	Annualized Revenue	3/	$4,520	$4,931	$4,078	$12,361	$24,534
	% of Total Office Annl Rev		1.4%	1.6%	1.3%	4.0%	7.9%

Orlando	RSF		6,465	21,694	6,133	6,788	176,852
	% of Total Office RSF		0.0%	0.1%	0.0%	0.0%	1.0%
	Annualized Revenue	3/	$183	$448	$153	$157	$3,672
	% of Total Office Annl Rev		0.1%	0.1%	0.0%	0.1%	1.2%

Piedmont Triad	RSF		257,370	357,210	400,114	118,149	848,490
	% of Total Office RSF		1.5%	2.1%	2.3%	0.7%	4.9%
	Annualized Revenue	3/	$2,785	$4,840	$6,331	$1,820	$12,564
	% of Total Office Annl Rev		0.9%	1.6%	2.0%	0.6%	4.0%

Raleigh	RSF		175,973	393,305	530,792	472,757	1,768,229
	% of Total Office RSF		1.0%	2.3%	3.1%	2.8%	10.3%
	Annualized Revenue	3/	$2,163	$7,730	$9,017	$8,950	$28,455
	% of Total Office Annl Rev		0.7%	2.5%	2.9%	2.9%	9.1%

Richmond	RSF		70,755	155,772	278,984	189,025	1,024,627
	% of Total Office RSF		0.4%	0.9%	1.6%	1.1%	6.0%
	Annualized Revenue	3/	$1,270	$2,893	$5,315	$3,509	$17,501
	% of Total Office Annl Rev		0.4%	0.9%	1.7%	1.1%	5.6%

Tampa	RSF		16,918	116,875	245,132	443,509	1,541,073
	% of Total Office RSF		0.1%	0.7%	1.4%	2.6%	9.0%
	Annualized Revenue	3/	$375	$2,586	$4,835	$9,067	$30,970
	% of Total Office Annl Rev		0.1%	0.8%	1.6%	2.9%	9.9%

Other	RSF		1,095	13,837	19,449	6,166	35,470
	% of Total Office RSF		0.0%	0.1%	0.1%	0.0%	0.2%
	Annualized Revenue	3/	$5	$357	$521	$114	$765
	% of Total Office Annl Rev		0.0%	0.1%	0.2%	0.0%	0.2%

Total	RSF		1,085,764	1,783,334	2,535,661	2,595,675	9,170,708
	% of Total Office RSF		6.3%	10.4%	14.8%	15.1%	53.4%
	Annualized Revenue	3/	$17,427	$32,362	$44,838	$48,509	$168,725
	% of Total Office Annl Rev		5.6%	10.4%	14.4%	15.6%	54.1%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Includes 169,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
3/	Annualized Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 17

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2006 1/	2007	2008	2009	Thereafter
Atlanta	RSF		182,259	401,043	540,510	297,155	1,509,563
	% of Total Industrial RSF		3.0%	6.7%	9.0%	4.9%	25.1%
	Annualized Revenue	2/	$884	$2,147	$2,747	$1,811	$7,738
	% of Total Industrial Annl Rev 2.9%		7.0%	9.0%	5.9%	25.2%

Greenville	RSF		0	16,081	5,350	4,794	0
	% of Total Industrial RSF		0.0%	0.3%	0.1%	0.1%	0.0%
	Annualized Revenue	2/	$—	$212	$61	$—	$—
	% of Total Industrial Annl Rev 0.0%		0.7%	0.2%	0.0%	0.0%

Kansas City	RSF		2,018	0	0	1,756	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$17	$—	$—	$20	$—
	% of Total Industrial Annl Rev 0.1%		0.0%	0.0%	0.1%	0.0%

Piedmont Triad	RSF		408,638	649,759	713,522	413,314	794,785
	% of Total Industrial RSF		6.8%	10.8%	11.9%	6.9%	13.2%
	Annualized Revenue	2/	$1,620	$3,740	$2,936	$2,391	$3,754
	% of Total Industrial Annl Rev 5.3%		12.2%	9.6%	7.8%	12.2%

Raleigh	RSF		5,112	3,550	15,188	27,926	11,936
	% of Total Industrial RSF		0.1%	0.1%	0.3%	0.5%	0.2%
	Annualized Revenue	2/	$53	$36	$147	$231	$103
	% of Total Industrial Annl Rev 0.2%		0.1%	0.5%	0.8%	0.3%

Total	RSF		598,027	1,070,433	1,274,570	744,945	2,316,284
	% of Total Industrial RSF		10.0%	17.8%	21.2%	12.4%	38.6%
	Annualized Revenue	2/	$2,574	$6,135	$5,891	$4,453	$11,595
	% of Total Industrial Annl Rev 8.4%		20.0%	19.2%	14.5%	37.8%

1/	Includes 84,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
2/	Annualized Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 18

Customer Diversification 1/

June 30, 2006

Dollars in thousands

Top 20 Customers
Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,454,977	$26,029	6.85%	8.6
AT&T	537,529	10,424	2.74%	2.6
Price Waterhouse Coopers	332,931	8,408	2.21%	3.8
State Of Georgia	356,175	6,839	1.80%	3.5
T-Mobile USA	205,855	5,221	1.37%	7.5
US Airways	293,007	4,281	1.13%	1.2
Volvo	278,940	3,826	1.01%	3.1
Lockton Companies	145,651	3,736	0.98%	8.7
Northern Telecom	246,000	3,651	0.96%	1.7
SCI Services, Inc.	162,784	3,455	0.91%	11.1
Metropolitan Life Insurance	174,944	3,398	0.89%	7.6
BB&T	197,893	2,889	0.76%	6.0
Jacobs Engineering Group	164,417	2,446	0.64%	9.7
Vanderbilt University	119,746	2,308	0.61%	9.3
Lifepoint Corporate Services	120,112	2,299	0.60%	5.1
Icon Clinical Research	101,249	2,185	0.57%	6.2
Wachovia	98,531	2,157	0.57%	3.7
The Martin Agency	118,518	2,038	0.54%	10.8
Infineon Technologies	110,572	2,001	0.53%	6.6
Cingular Wireless	118,607	1,928	0.51%	2.3

	5,338,438	$99,519	26.18%	6.1

By Industry

Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	20.9%
Insurance	9.7%
Government/Public Administration	9.5%
Finance/Banking	8.6%
Retail Trade	7.7%
Telecommunication	7.5%
Manufacturing	7.1%
Health Care and Social Assistance	5.9%
Wholesale Trade	5.6%
Real Estate Rental and Leasing	3.8%
Transportation and Warehousing	3.2%
Accommodation and Food Services	2.8%
Administrative and Support Services	2.5%
Other Services (except Public Administration)	2.5%
Information	1.6%
Educational Services	1.1%

100.0%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Annualized Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 19

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2006:
None

Second quarter 2006:
None

Highwoods Properties, Inc.	Page 20

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2006:
Office properties	Atlanta/Columbia/Tampa	O	01/09/06	1,596,000	74.9%
Industrial properties	Atlanta	I	01/09/06	271,000	72.8%

				1,867,000	74.6%	$141,000

Concourse	Raleigh	O	03/30/06	132,000	77.2%	12,900

First quarter totals				1,999,000	74.8%	$153,900

Second quarter 2006:
None

2006 totals				1,999,000	74.8%	$153,900

1/	The letters “O” and “I” represent Office and Industrial, respectively.

Highwoods Properties, Inc.	Page 21

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/06	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
In - Process
Office:
Dept. of Homeland Security	Atlanta	O	91,000	$21,700	$2,244	100%	3Q 07	3Q 07
Cordoba /2	Kansas City	O	24,000	3,546	1,150	0%	4Q 06	1Q 08
ThyssenKrupp	Memphis	O	78,000	8,800	4,187	100%	1Q 07	1Q 07
Healthways	Nashville	O	255,000	58,300	5,983	100%	2Q 08	2Q 08
Berkshire	Orlando	O	99,000	13,197	2,643	0%	1Q 07	2Q 08
3330 Healy Rd /2	Piedmont Triad	O	40,000	3,600	3,044	0%	4Q 06	2Q 07
Glenlake Four	Raleigh	O	158,000	27,150	16,392	50%	3Q 06	1Q 08
Stony Point IV	Richmond	O	104,000	13,125	5,964	60%	4Q 06	4Q 07
North Shore Commons B	Richmond	O	95,000	13,586	2,767	0%	2Q 07	1Q 08
Highwoods Preserve VII	Tampa	O	115,000	21,245	3,463	100%	1Q 07	4Q 08
Highwoods Bay Center I	Tampa	O	209,000	41,174	5,490	0%	3Q 07	4Q 08

Total or Weighted Average			1,268,000	$225,423	$53,327	54%

Industrial:
Enterprise II	Piedmont Triad	I	418,000	$14,400	$6,604	44%	3Q 06	4Q 08

Total or Weighted Average			418,000	$14,400	$6,604	44%

Retail:
Cordoba /2	Kansas City	R	23,000	$10,328	$5,476	100%	4Q 06	4Q 06

Total or Weighted Average			23,000	$10,328	$5,476	100%

In-Process Total or Weighted Average			1,709,000	$250,151	$65,407	52%

Completed Not Stabilized 3/
Office:
Cool Springs III	Nashville	O	153,000	$21,640	$13,216	17%	2Q 06	4Q 07

Total or Weighted Average			153,000	$21,640	$13,216	17%

Grand Total or Weighted Average			1,862,000	$271,791	$78,623	49%

Placed In Service
Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 06/30/06	Occ %	Leasing %
Griffith Rd./Boutique Shops	Piedmont Triad	R	6/1/2006	9,600	$2,493	100%	100%

Total or Weighted Average				9,600	$2,493	100%	100%

1/	The letters “O”, “I”, and “R” represent Office, Industrial, and Retail, respectively.
2/	Redevelopment property
3/	Completed Not Stabilized properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-process.

Highwoods Properties, Inc.	Page 22

Development Land

June 30, 2006

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Research Triangle	260	$55,597
Atlanta	227	43,186
Triad	78	17,179
Richmond	43	10,380
Baltimore	39	11,041
Kansas City 1/	44	23,540
Charlotte	41	10,000
Nashville	25	7,386
Tampa	26	11,254
Orlando	14	12,350
Memphis	21	5,100
Greenville	12	1,800

Total 2/	830	$208,813

1/	Includes 27 acres of residential land
2/	Developable square footage on core land holdings, which constitute 423 of the total 830 acres, is approximately 4.3 million of office space and 1.4 million of industrial space.

Highwoods Properties, Inc.	Page 23

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 06/30/06
Dallas County Partners I, LP	50.0%	American Express	7.0%	Sep-09	3,403
Dallas County Partners I, LP	50.0%	American Express	6.9%	Jun-09	7,195
Dallas County Partners I, LP	50.0%	John Hancock Life Insurance Co.	7.6%	Mar-08	2,788
Dallas County Partners I, LP	50.0%	Orix	7.1%	Oct-08	2,936
Dallas County Partners I, LP	50.0%	State Farm	7.9%	Sep-06	2,893
Dallas County Partners I, LP	50.0%	State Farm	7.5%	May-07	4,196
Dallas County Partners I, LP	50.0%	Bank of America	5.7%	Oct-07	3,875
Dallas County Partners I, LP	50.0%	State Farm	7.5%	Dec-07	4,842
Dallas County Partners I, LP	50.0%	Thrivent	8.5%	Aug-10	1,642
Dallas County Partners I, LP	50.0%	Regions	6.3%	Jun-14	3,586
Dallas County Partners I, LP	50.0%	Sun Life	7.2%	Jan-06	1,093
Dallas County Partners I, LP	50.0%	Bankers Trust	8.0%	Jul-11	1,203

			7.1%		39,652

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%	Jun-13	19,106
Fountain Three	50.0%	John Hancock Life Insurance Co.	7.8%	Jan-08	5,815
Fountain Three	50.0%	American Express	6.9%	Jun-09	3,846
Fountain Three	50.0%	Thrivent	8.0%	Oct-10	3,643
Fountain Three	50.0%	Thrivent	7.3%	Apr-09	3,456
Fountain Three	50.0%	Wells Fargo	8.2%	May-08	1,277
Fountain Three	50.0%	Lehman Brothers	8.0%	Jul-09	3,564
Fountain Three	50.0%	Thrivent	7.0%	Sep-12	5,433

			7.5%		27,034

RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.8%	Sep-12	26,988
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.1%	Nov-15	5,500
RRHWoods, LLC	50.0%	Bank of America	5.7%	Oct-07	3,927
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.9%	Mar-16	7,600
RRHWoods, LLC	50.0%	Regions	6.3%	Jun-14	3,586

			4.0%		76,601

Plaza Colonnade, LLC	50.0%	Met Life	5.7%	Jan-17	49,735
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.4%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.0%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.9%	Mar-24	12,283

			5.8%		68,230

4600 Madison Associates, LLC	12.5%	State Farm	6.9%	Apr-18	14,847
Board of Trade Investment Company	49.0%	KC Board of Trade Clearing Corp.	7.8%	Sep-07	261
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.8%	Apr-11	64,516
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%	May-12	57,136
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	7.0%	Jul-10	9,231
Highwoods KC Orlando, LLC	40.0%	Met Life	5.2%	Jul-14	143,000
Highwoods KC Glenridge Office	40.0%	Wachovia	3.2%	Jun-14	25,173

			5.9%		314,164

			6.0%		$544,787

Highwoods’ Share of the above					$228,407

1/	Excludes loans related to certain “consolidated” joint ventures

Highwoods Properties, Inc.	Page 24

Joint Ventures Portfolio Summary

As of June 30, 2006

Summary by Location:
	Rentable Square Feet 1/	Occupancy 2/	Percentage of Annualized Revenue - Highwoods’ Share Only 3/
Market			Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,315,000	92.5%	27.4%	4.1%	1.0%	3.2%	35.7%
Orlando	1,685,000	93.3%	26.9%	—	—	—	26.9%
Atlanta	835,000	95.2%	12.8%	—	—	—	12.8%
Kansas City	724,000	81.6%	8.6%	—	—	—	8.6%
Richmond	413,000	100.0%	5.1%	—	—	—	5.1%
Piedmont Triad	364,000	100.0%	3.9%	—	—	—	3.9%
Raleigh	455,000	99.6%	3.7%	—	—	—	3.7%
Tampa	205,000	100.0%	2.0%	—	—	—	2.0%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 4/	7,254,000	93.6%	91.7%	4.1%	1.0%	3.2%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 95.5%
3/	Annualized Rental Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
4/	Includes 618,000 square feet of properties in joint ventures that are consolidated

Highwoods Properties, Inc.	Page 25

Joint Ventures Lease Expirations

June 30, 2006

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
2006	351,145	5.1%	$6,461	$18.40	5.0%
2007	419,163	6.1%	8,494	20.26	6.6%
2008	1,378,956	20.0%	23,103	16.75	18.0%
2009	933,638	13.5%	18,747	20.08	14.7%
2010	733,652	10.6%	12,845	17.51	10.0%
2011	812,894	11.8%	13,771	16.94	10.7%
2012	397,885	5.8%	8,450	21.24	6.6%
2013	757,431	11.0%	14,939	19.72	11.6%
2014	390,606	5.7%	8,659	22.17	6.7%
2015	546,434	7.9%	8,833	16.16	6.9%
2016 and thereafter	172,213	2.5%	4,151	24.10	3.2%

	6,894,017	100.0%	$128,453	$18.63	100.0%

1/	Annualized Revenue is June, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 26

Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/06	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Sonoma	50%	Des Moines	75,000	$9,364	$9,072	68%	2Q 05	4Q 06
The Vinings at University Center 1/ 2/	50%	Charlotte	156 Units	11,300	11,141	89%	1Q 06	3Q 06
Brickstone	50%	Des Moines	31,000	5,149	634	35%	4Q 06	4Q 07
Weston Lakeside 2/	50%	Raleigh	332 Units	33,181	14,834	0%	1Q 07	1Q 08

Total or Weighted Average 3/			106,000	$58,994	$35,681	58%

Highwoods’ Share of the above				$29,497	$17,840

1/	The Vinings at University Center is currently a fifty percent owned joint venture consolidated under the provisions of FIN 46.
2/	Estimated Completion Date is the date the last unit is expected to be delivered
3/	Pre-leasing percentage does not include multi-family

Highwoods Properties, Inc.	Page 27